RELATED PARTY	12 Months Ended
Dec. 31, 2024
Related Party Transactions [Abstract]
RELATED PARTY	RELATED PARTY
In January 2020, we entered into an agreement to sell developed lots to Mattamy Jacksonville LLC, a wholly owned subsidiary of Mattamy Homes, for an aggregate base purchase price of $4.45 million (subject to multiple takedowns over a 2 year period), plus additional consideration as to each lot to the extent the ultimate sales price of each finished home exceeded agreed price thresholds (the “Mattamy Contract”). In May 2021, we entered into an amendment to the original agreement, which sold additional lots to Mattamy for an aggregate base purchase price of $1.0 million. The Mattamy contract also included marketing fee revenue based on a percentage of the sales price of each finished home.
In September 2020, Keith Bass, a member of our Board of Directors, was named the Chief Executive Officer of Mattamy Homes US. Following this development, the Mattamy Contract and the ongoing obligations therein, were reviewed by the Nominating and Corporate Governance Committee in accordance with established policies and procedures regarding the authorization and approval of transactions with related parties.
The following table demonstrates the impact, gross of tax, of our related party transactions on the Consolidated Statements of Income and Comprehensive Income (Loss) for the three years ended December 31:

Related Party Transaction	Location on Statement of Income and Comprehensive Income (Loss)	2024	2023	2022
Mattamy Contract	Sales	—	—	$916
All consideration due under this contract was received from Mattamy Homes as of December 31, 2022. There were no new agreements entered into with Mattamy Homes during the years ended December 31, 2023 and December 31, 2024.